DEBT	6 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
DEBT
DEBT

As of June 30, 2016 and December 31, 2015, we had total long-term debt outstanding of $1,427.3 million and $1,331.1 million, respectively, net of deferred debt issuance costs of $19.3 million and $13.7 million, respectively.

In April 2016, we entered into a $800.0 million senior secured credit facility (the “$800 million credit facility”) which refinanced the Maria and Freeze Facility, the Golar LNG Partners Credit Facility, the Golar Partners Operating Credit Facility and the Golar Igloo Debt. As a result of the refinancing, the above facilities were terminated.

The $800 million credit facility has a five year term and consists of a $650.0 million term loan facility and a $150.0 million revolving credit facility. The revolving credit facility will be reduced by $25.0 million by September 30, 2017 and $50.0 million by September 30, 2018. The term loan facility is repayable in quarterly installments with a total final balloon payment of $453.0 million together with any amounts outstanding under the revolving facility, the maximum amount of which in 2021 would be $75.0 million. The $800 million credit facility bears interest at a rate of LIBOR plus a margin of 2.5%. As of June 30, 2016, we had drawn down $125.0 million of the $150.0 million revolving credit facility.